SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



Form 8-K


CURRENT REPORT


Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report:
October 20, 1994



Salomon Inc
(Exact name of registrant as specified in its charter)




Delaware                    1-4346               22-1660266
(State of Incorporation) (Commission File No.)  (IRS Employer
                                              Identification No.)




Seven World Trade Center, New York, New York       10048
(Address of Principal Executive Offices)         (Zip Code)



(212) 783-7000
(Registrant's Telephone No.)

Item 5.  Other Events

On October 20, 1994, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

         Exhibits:

        (99)  Press release dated October 20, 1994

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SALOMON INC
                                       (Registrant)


Date:  October 20, 1994          By: /s/  David C.Fisher
                                          Controller